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                                                                   EXHIBIT 10.33






                             Harris Interactive Inc.
                               130 Corporate Woods
                            Rochester, New York 14624


Albert Angrisani
5 Independence Way
Princeton, New Jersey  08543


Dear Mr. Angrisani:

     Please reference the Employment Agreement (the "Agreement") dated as of August 5, 2001 between you and Harris Interactive Inc. (the "Company"). Section
3.1 of the Agreement provides for payment to you of Base Compensation, the amount of which is to be reviewed periodically by the Compensation Committee of the Company's Board of Directors.

     We hereby advise you that the Compensation Committee has reviewed your Base Compensation, and has approved an increase in such Base Compensation to $375,000 per annum, effective July 1, 2003.




     /s/ James A. Riedman
     ----------------------------
James A. Riedman
Chairman
Compensation Committee


















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